Exhibit 99.1
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
EQUITY DISTRIBUTION AGREEMENT
June 12, 2009
Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
Ladies and Gentlemen:
          The Hartford Financial Services Group, Inc., a Delaware corporation (the “Company”), confirms its agreement (this “Agreement”) with Goldman, Sachs & Co. (the “Manager”), as follows:
          SECTION 1. Description of Securities. The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), having an aggregate offering price of up to $750,000,000 (the “Shares”), from time to time during the term of this Agreement and on the terms set forth in Section 3 of this Agreement; provided that in no event shall the number of Shares exceed 60,000,000. For purposes of selling the Shares through the Manager, the Company hereby appoints the Manager as exclusive agent of the Company for the purpose of soliciting purchases of the Shares from the Company pursuant to this Agreement and the Manager agrees to use its reasonable efforts to solicit purchases of the Shares on the terms and subject to the conditions stated herein. The Company hereby reserves the right to issue and sell securities including shares of Common Stock other than through or to the Manager during the term of this Agreement on terms that it deems appropriate.
          SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Manager, as of the date hereof and at each Time of Sale, Settlement Date and Representation Date (as such terms are defined below), that:
          (a) The Company prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3ASR (File No. 333-142044) (the “ASR registration statement”) which has heretofore become, and is, effective under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the “Act”); the ASR registration statement and the Prospectus Supplement (as defined below) set forth the terms of an offering, sale and plan of distribution of shares of the Common Stock and/or other securities of the Company and contain or incorporate therein by reference additional information concerning the Company and its business; no stop order of the Commission preventing or suspending the use of any Basic Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Issuer Free

Writing Prospectus (as defined in Section (g) below), or the effectiveness of the Registration Statement (as defined below), has been issued or is in effect, and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. As filed, the Prospectus contains all information required by the Act and the rules thereunder, and, except to the extent the Manager shall agree in writing prior to a modification, the Prospectus (as amended or supplemented) shall be in all substantive respects in the form furnished to the Manager (i) prior to the execution of this Agreement or prior to any time this representation is repeated or deemed to be made or, (ii) after the execution of this Agreement, pursuant to the Company’s agreement in Section 4(a). Except where the context otherwise requires, “Registration Statement,” as used herein, means the ASR registration statement, as amended at the time of such ASR registration statement’s effectiveness for purposes of Section 11 of the Act (the “Effective Time”), as such section applies to the Manager, including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the ASR registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the base prospectus filed as part of the Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to the Manager in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule A hereto. Any reference herein to the ASR registration statement, the Registration Statement, any Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, the Prospectus Supplement, the Prospectus or such

Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          (b) To the extent that the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement or the Company is not a “well-known seasoned issuer” as defined in Rule 405 under the Act or otherwise is unable to make the representations set forth in Section 2(c) at any time when such representations are required, the Company shall file a new registration statement with respect to any additional Common Stock necessary to complete such sales of the Shares and shall cause such registration statement to become effective as promptly as practicable. After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents incorporated by reference therein pursuant to Item 12 of Form S-3, and all references to “Base Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement at the time such registration statement becomes effective.
          (c) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption in Rule 163, and (iv) at the execution of this Agreement and on each such time this representation is repeated or deemed to be made (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Act. The Company agrees to pay the fees required by the Commission relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.
          (d) (i) At the respective times the Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Manager pursuant to Rule 430B(f)(2) under the Act, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”) and Settlement Date (as defined in Section 3(f)), if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Registration Statement complied and will comply in all material respects with the requirements of the Act and the rules and regulations under the Act; (ii) the Basic Prospectus, complies or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of each Time of Sale, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects with the rules and regulations under the Act; (iii) each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, as of each Time of Sale and Settlement Date, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects with the rules and regulations under the Act; (iv) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) no Incorporated Document was filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to execution of this Agreement, except as set forth on Schedule B hereto; and (vi) each Permitted Free Writing Prospectus complied in all material respects with the Act and has been filed or will be filed in accordance with the Act (to the extent required thereby).
          (e) (i) at the Effective Time with respect to the Registration Statement and each amendment thereto, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of the execution of this Agreement, at each Time of Sale and at each Settlement Date the Prospectus (as amended or supplemented at such time) and any Permitted Free Writing Prospectus, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) as of its date, at any Settlement Date and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule), the Prospectus (together with any supplements thereto) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the Prospectus or in the General Disclosure Package.

          (f) Each Permitted Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Manager, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be part thereof that has not been superseded or modified, the General Disclosure Package or the Prospectus. Any electronic roadshow relating to the offering of the Shares, when considered together with the General Disclosure Package, as of the Time of Sale, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (g) Other than the Basic Prospectus, the Prospectus and any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act, the Company (including its agents and representatives, other than the Manager) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy any Shares required to be filed with the Commission without the Manager’s consent (each such communication by the Company or its agents and representatives being referred to herein as a “Issuer Free Writing Prospectus”), other than any Permitted Free Writing Prospectus. The Manager represents and agrees that, without the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act.
          (h) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was not an “ineligible issuer” as defined in Rule 405 of the Act; and (B) at the earliest time after the time of filing of the Registration Statement, that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Act.
          (i) Except as described in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been (A) any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options and stock appreciation rights, upon earn outs of performance shares, upon conversions of convertible securities and upon exercises of stock purchase contracts, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the General Disclosure Package and the Prospectus or issued thereafter as compensation consistent with past practice), (B) any material increase in the consolidated long-term debt of the Company and its subsidiaries or (C) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business affairs, management, financial position, and stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, in each of clauses (A), (B) or (C) above, otherwise than as described in or contemplated by the General Disclosure Package and the Prospectus.
          (j) The Company and each subsidiary of the Company which meets the definition of a significant subsidiary as defined in Regulation S-X (collectively referred to herein as the “Significant Subsidiaries” and individually as a “Significant Subsidiary”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own its properties and conduct its business; to the Company’s knowledge, all of the issued shares of capital stock of each Significant Subsidiary are owned, directly or indirectly through wholly-owned subsidiaries, by the Company free and clear of all material liens, encumbrances, equities or claims.
          (k) The Company has an authorized capitalization as set forth in the General Disclosure Package; and all of the issued shares of capital stock, including the Common Stock, have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive right. The Company’s Common Stock has been registered pursuant to Section 12(b) of the Exchange Act, and the outstanding shares of Common Stock are listed on the New York Stock Exchange (“NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.
          (l) The Shares have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement by the Company, and, when duly issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; upon payment of the purchase price and delivery of the Shares in accordance herewith, the purchaser thereof will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and restrictions; no holder of the Shares will be subject to personal liability solely by reason of being such a holder; and the issuance of the Shares will not be subject to preemptive rights (other than such as have been waived).

          (m) The issue and sale of the Shares and the compliance by the Company with all the provisions hereunder and the consummation of the transactions contemplated hereunder have not conflicted with or resulted in a breach or violation of any of the terms or provisions of, or constituted a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such breaches, conflicts, violations or defaults which would not have, individually or in the aggregate with such other breaches, conflicts, violations and defaults, a material adverse effect on the financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated hereunder, and have not resulted and will not result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Amended By-laws of the Company or any statute, rule or regulation, or any order or decree of any court or regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, license, order, registration or qualification of or with any such court, regulatory authority or other governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated hereunder, except those which have been obtained under the Act and the Exchange Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or state insurance securities laws in connection with the purchase and distribution of the Shares by the Manager, and except for such consents, approvals, authorizations, licenses, orders, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated hereunder.
          (n) Except as described in the General Disclosure Package and the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the Company, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries considered as a whole or which is required to be disclosed in the Registration Statement.
          (o) This Agreement has been duly authorized, executed and delivered by the Company.
          (p) The financial statements included in the General Disclosure Package, the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the General Disclosure Package and the Prospectus as amended or supplemented, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; any schedules included in the Registration Statement present fairly the information required to be stated therein.
          (q) There are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which are not filed or described as required.
          (r) The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness identified by management, or by the Company’s auditors and communicated to management, in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
          (s) The Company and its consolidated subsidiaries employ disclosure controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.
          (t) The Company is not, and after giving affect to the issue and sale of the Shares will not be, required to register as an “investment company” as such term is defined under the Investment Company Act of 1940.
          (u) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
          (v) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in contravention of applicable law.
          (w) The capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus; and the certificates for the Shares meet the requirements thereof under the Company’s bylaws.
          (x) The Company has not entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity distribution program established by this Agreement.
          (y) The Shares have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.
          SECTION 3. Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Manager agree that the Company may from time to time seek to sell Shares through the Manager, acting as sales agent, or directly to the Manager acting as principal, as follows:
          (a) The Company may submit to the Manager its orders (including any price, time or size limits or other customary parameters or conditions) to sell Shares on any Trading Day (as defined herein) in a form and manner as mutually agreed to by the Company and the Manager. As used herein, “Trading Day” shall mean any trading day on the NYSE.
          (b) Subject to the terms and conditions hereof, the Manager shall use its reasonable efforts to execute any Company order submitted to it hereunder to sell Shares and with respect to which the Manager has agreed to act as sales agent. The Company acknowledges and agrees that (A) there can be no assurance that the Manager will be successful in selling the Shares, (B) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Manager to use its reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required under this Agreement, and (C) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed by the Manager and the Company.
          (c) The Company shall not authorize the issuance and sale of, and the Manager shall not sell as sales agent, any Share at a price lower than the minimum price therefor designated from time to time by the Company and notified to the Manager in writing (which may be by e-mail or facsimile). In addition, the Company or the Manager may upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares with respect to which the Manager is acting as sales agent; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.
          (d) The Manager hereby covenants and agrees to sell the Shares on behalf of the Company only as permitted by the Act and the applicable securities laws and regulations of any jurisdiction.
          (e) The compensation to the Manager for sales of the Shares with respect to which the Manager acts as sales agent hereunder shall be equal to 1.5% of the gross offering proceeds of the Shares sold pursuant to this Agreement; provided that after aggregate gross offering proceeds of $500,000,000 have been generated by sales pursuant to this Agreement, the compensation to the Manager for any additional sales of the Shares shall be reduced to 1.375%. The Company may sell Shares to the Manager as principal at a price agreed upon at the relevant Time of Sale. Any compensation or commission due and payable to the Manager hereunder with respect to any sale of Shares shall be paid by the Company to the Manager concurrently with the settlement for sales of the Shares by deduction from the proceeds from sales of the Shares payable to the Company.
          (f) Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through or to the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the gross proceeds from the sale of such Shares less the commission to the Manager with respect to such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Manager’s or its designee’s account (provided the Manager shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payments in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable) shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) hold the Manager harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (B) pay the Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.
          (g) If acting as sales agent hereunder, the Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the NYSE each day in which the Shares are sold under this Agreement setting forth (A) the amount of the Shares sold on such day and the gross offering proceeds received from such sale and (B) the commission payable by the Company to the Manager with respect to such sales.
          (h) Any obligation of the Manager to use its reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.
          (i) In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Manager to properly identify its clients.
          SECTION 4. Covenants of the Company. The Company agrees with the Manager:
          (a) To make no amendment or any supplement to the Registration Statement, any Basic Prospectus or the Prospectus after the date of this Agreement and during the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), prior to having furnished the Manager, to the extent practicable, with a copy of the proposed form thereof and given the Manager a reasonable opportunity to review the same (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)) and to consider in good faith any comments the Manager may reasonably provide; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule); and during such same period to advise the Manager, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus has been filed or electronically transmitted for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable.
          (b) To furnish the Manager with copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Manager or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act), as many copies of the Prospectus (or the Prospectus as amended or supplemented) and each Issuer Free Writing Prospectus as the Manager may from time to time reasonably request, and the Company agrees to pay the expenses of printing or other production of all documents relating to the offering; and if, after the date of this Agreement and during the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference into the Prospectus in order to comply with the Act or the Exchange Act, to notify the Manager promptly to suspend solicitation of purchases of the Shares and forthwith upon receipt of such notice, the Manager shall suspend its solicitation of purchases of the Shares and shall cease using the Prospectus; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Manager by telephone (with confirmation in writing) and will promptly prepare and file with the Commission an amendment or supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance, will advise the Manager when the Manager is free to resume such solicitation and will prepare and furnish to the Manager as many copies as the Manager may reasonably request of such amendment or supplement; if required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by the Manager and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act, and to make no further amendment or supplement to such form of prospectus which shall be disapproved by the Manager promptly after reasonable notice thereof; and in case the Manager is required to deliver under the Act (whether physically or through compliance with Rule 172 under the Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, upon the request of the Manager, and at its own expense, to prepare and deliver to the Manager as many copies as the Manager may request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Act, as the case may be.
          (c) Promptly from time to time to take such action as the Manager may reasonably request in order to qualify the Shares for offering and sale under the securities laws of such states as the Manager may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process in suits in any jurisdiction where it is not now subject, and provided further that the expense of maintaining any such qualification more than one year from the date of a particular sale of the Shares to be so qualified shall be at the expense of the Manager.
          (d) (i) To make generally available to its securityholders as soon as practicable, but in any event no later than 18 months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of the Company and its consolidated subsidiaries complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after such effective date.
               (ii) If the Company makes any public announcement or release disclosing its results of operations or financial condition for a completed quarterly or annual fiscal period and the Company has not yet filed a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K with respect to such information, as applicable, then, prior to any sale of Shares, the Company and the Manager shall agree in good faith on the most desirable manner to have such information deemed incorporated into the Registration Statement in a timely manner.
          (e) That the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Basic Prospectus, the Prospectus, any Prospectus Supplement and any Issuer Free Writing Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Manager and any dealer; (ii) the cost of printing or producing this Agreement, the Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the Manager in connection with such qualification and in connection with any Blue Sky survey; (iv) the cost of preparing the certificates for the Shares; (v) filing fees incident to, and the fees and disbursements of counsel for the Manager in connection with, any required review by The Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Shares; (vi) all fees and expenses in connection with the listing of the Shares; (vii) the costs and charges of any transfer agent or registrar or paying agent; (viii) all of the Company’s costs and expenses relating to investor roadshow and similar presentations; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 4(e). It is understood, however, that, except as provided in this Section 4(e) and Section 6, the Manager will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.
          (f) To use its reasonable best efforts to cause the Shares to be listed for trading on the NYSE and to maintain such listing.
          (g) On the date hereof, upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement relating solely to an offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than the filing of a current report on Form 8-K solely for the purposes of filing this Agreement), (iii) the Shares are delivered to the Manager as principal on a Settlement Date, or (iv) otherwise as the Manager may reasonably request (the date hereof, such commencement or recommencement date and each such date referred to in (i), (ii), (iii) and (iv) above, a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date hereof, the date of such commencement or recommencement, effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the relevant Settlement Date, or promptly upon request, as the case may be, in form reasonably satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 5(f) of this Agreement which were last furnished to the Manager are true and correct at the time of such commencement or recommencement, amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such certificate.
          (h) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and at each Representation Date, the Company shall cause to be furnished to the Manager or counsel to the Manager (i) a written opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Company (“Company Counsel”), dated as of such Representation Date, in form and substance satisfactory to the Manager in its reasonable judgment, to the effect of Exhibit A hereto, and (ii) a written opinion of Alan J. Kreczko, Esq., Executive Vice President and General Counsel to the Company (“Internal Counsel”), dated as of such Representation Date, in form and substance satisfactory to the Manager in its reasonable judgment, to the effect of Exhibit B hereto, but, in each case, modified as necessary to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such opinion; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Manager with a letter (a

“Reliance Letter”) to the effect that the Manager may rely on a prior opinion delivered under this Section 4(h) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).
          (i) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and at each Representation Date, Davis Polk & Wardwell, counsel to the Manager, shall deliver a written opinion or opinions, dated as of such Representation Date, in form and substance satisfactory to the Manager.
          (j) On the date hereof, upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder, if the Company has filed a current report on Form 8-K containing amended financial information with the Commission during the suspension period), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information, (ii) the Shares are delivered to the Manager as principal on a Settlement Date, (iii) the Company shall file a quarterly report on Form 10-Q or an annual report on Form 10-K or (iv) there is filed with the Commission any document (other than a quarterly report on Form 10-Q or an annual report on Form 10-K) incorporated by reference into the Prospectus which contains additional amended financial information, to cause Deloitte & Touche LLP, or other independent accountants satisfactory to the Manager (the “Accountants”), forthwith to furnish the Manager a letter, dated the date hereof, the date of commencement or recommencement, effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the Settlement Date, as the case may be, in form and substance satisfactory to the Manager, (i) confirming that they are an independent registered public accounting firm within the meaning of the Act, the Exchange Act and the Public Company Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.
          (k) To make available its senior corporate officers for inquiries with the Manager and its counsel as the Manager may reasonably request from time to time; such inquiries shall be for the purpose of updating the Manager’s due diligence review of the Company in connection with the transactions contemplated hereby; the form and manner, location and date and time of such inquiries shall be designated by the Manager in consultation with the Company.

          (l) To keep available sufficient shares of Common Stock to provide for the issuance, free of any preemptive rights, out of its authorized but unissued Common Stock, of the maximum aggregate number of Shares authorized for issuance by the Board pursuant to the terms of this Agreement.
          (m) That it consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.
          (n) If, to the knowledge of the Company, any condition set forth in Section 5(a) or 5(g) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.
          (o) That, at each Time of Sale, Settlement Date and Representation Date, the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented relating to such Shares).
          (p) To comply with the requirements of Rule 433 under the Act applicable to any “issuer free writing prospectus,” as defined in such rule, including timely filing with the Commission where required, legending and record keeping.
          (q) That if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the General Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Manager and, if requested by the Manager, will prepare and furnish without charge to the Manager an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.
          (r) To not (i) take, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) sell, bid for, purchase or pay any person (other than as contemplated by this Agreement) any compensation for soliciting purchases of the Shares.
          (s) To, at any time during the term of this Agreement, as supplemented from time to time, advise the Manager immediately after having received notice or obtained knowledge thereof, of any information or fact that would (i) alter or affect any opinion or certificate delivered pursuant to Section 4(g) or (h) or (ii) alter or affect in a material respect any letter or other document provided to the Manager pursuant to Section 4(j).
          (t) To the extent required by the rules, regulations or guidance of the Commission to disclose in its annual reports on Form 10-K and quarterly reports on Form 10-Q, as applicable, the number of Shares sold through the Manager under this Agreement, the net proceeds to the Company and the compensation paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant quarter.
          (u) To apply the net proceeds from the sale of the Shares in the manner set forth in the Prospectus.
          SECTION 5. Conditions of Manager’s Obligations. The obligations of the Manager hereunder with respect to any order submitted to the Manager by the Company to sell Shares or any agreement by the Manager to purchase Shares as principal are subject to the condition that (i) the representations and warranties on the part of the Company on the date hereof, and as of each Representation Date, any Time of Sale and Settlement Date are true and correct, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions precedent.
          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; the Prospectus, any amendment or supplement thereto and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); and all requests for additional information on the part of the Commission shall have been complied with or otherwise satisfied.
          (b) (i) Except as described in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries, considered as a whole, from the dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus; and (ii) since the respective dates as of which information is given in the General Disclosure Package and the Prospectus there shall not have been (A) any change in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus or issued thereafter as compensation consistent with past practice), (B) any change in long-term debt of the Company or any of its subsidiaries or (C) any change, or any development involving a prospective change, in or affecting the business affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as a whole, in each of clauses (A), (B) or (C) above, otherwise than as described in or contemplated by the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Manager so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus;
          (c) The Company shall furnish to the Manager, at every date specified in Section 4(h) of this Agreement, opinions of Company Counsel and Internal Counsel, addressed to the Manager, required to be delivered pursuant to Section 4(h).
          (d) The Manager shall have received, at every date specified in Section 4(i) of this Agreement, the favorable opinions of Davis Polk & Wardwell, counsel to the Manager, required to be delivered pursuant to Section 4(i).
          (e) At the dates specified in Section 4(j) of this Agreement, the Manager shall have received from the Accountants the comfort letters required to be delivered pursuant to Section 4(j).
          (f) The Company shall deliver or cause to be delivered to the Manager (i) on each Representation Date a certificate or certificates of officers of the Company satisfactory to the Manager as to the accuracy of the representations and warranties of the Company herein at and as of such Representation Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Representation Date, as to the matters set forth in subsections (a), (b) and (l) of this Section; (ii) if delivered at a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered at a Settlement Date, at the Time of Sale relating to the Shares, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) if delivered at a Representation Date that is not also a Settlement Date, as of such Representation Date, or if delivered at a Settlement Date, at the Time of Sale relating to the Shares and at the Settlement Date, the General Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein. In addition, on each Representation Date, the certificate shall also state that the Shares to be sold on that date, if any, have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date, if any, has been validly and sufficiently taken.
          (g) All filings with the Commission required by Rule 424 under the Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).
          (h) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.
          (i) The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.
          (j) The Company shall have complied with its obligations pursuant to Section 4(b) with respect to the furnishing of prospectuses.
          (k) On or after the Time of Sale there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a material suspension or limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) a material adverse change in the financial markets, the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis; if the effect of any such event specified in this clause (iv) in the judgment of the Manager makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.
          (l) In the event that the Manager purchases any Shares as a principal, as a condition to the settlement of such purchase only, on or after such Time of Sale, there shall not have been any decrease in the rating of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
          (m) Prior to each Settlement Date, the Company shall have furnished to the Manager such further information, certificates and documents as the Manager may reasonably request.
     If any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned in this Agreement shall not have been delivered in accordance with this

Agreement, this Agreement and all obligations of the Manager hereunder may be canceled at, or at any time prior to, any Settlement Date, by the Manager. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
     The documents required to be delivered by this Section 5 shall be delivered at the office of Davis Polk & Wardwell, counsel for the Manager, at 450 Lexington Avenue, New York, NY 10017, on each such date as provided in this Agreement.
          SECTION 6. Indemnification and Contribution.
          (a) The Company will indemnify and hold harmless the Manager, its partners, directors and officers and each person, if any, who controls the Manager within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus, or any amendments or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Manager for any legal or other expenses reasonably incurred by the Manager in connection with investigating or defending any such losses, claims, damages, liabilities or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Manager, if any, specifically for use therein.
          (b) The Manager will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus, or any amendments or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Manager, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportions as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Manager on the other in connection with the statements of omissions which resulted in such losses, claims, damages or liabilities as well as any relevant equitable considerations. The relative benefits received by the Company on one hand and the Manager on the other hand shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Manager. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Manager on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Manager agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Manager and to each person, if any, who controls the Manager within the meaning of the Act; and the obligations of the Manager under this Section shall be in addition to any liability which the Manager may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and to each person, if any, who controls the Company within the meaning of the Act.
          SECTION 7. Representations and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Manager, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Manager or any controlling person of the Manager, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.
          SECTION 8. Termination.
          (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to offers and sales of Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if the Shares have been sold through the Manager for the Company, then Sections 3(f), 3(g), 4(f) and 4(n) of this Agreement shall remain in full force and effect with respect to and to the extent of such Shares sold, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination, and

(iii) Sections 4(e), 6, 7, 9, 11 and 13 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the offers and sales of Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 4(e), 6, 7, 9, 11 and 13 of this Agreement shall remain in full force and effect notwithstanding such termination.
          (c) This Agreement shall remain in full force and effect until the earliest of (i) the date on which $750,000,000 aggregate offering price of the Shares are sold under this Agreement, (ii) the date on which 60,000,000 Shares are sold under this Agreement, (iii) the date on which this Agreement is terminated pursuant to Sections 8(a) or (b) above and (iv) the date on which this Agreement is terminated by mutual agreement of the parties; provided that, in each case of clauses (i), (ii) and (iv) above, any such termination shall in all cases be deemed to provide that Section 4(e), Section 6 and Section 7 shall remain in full force and effect.
          (d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(f) of this Agreement.
          SECTION 9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement shall be in writing and delivered by hand, overnight courier, mail, telex or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Goldman, Sachs & Co., 85 Broad Street, 20th Floor, New York, New York 10004, Attention: Registration Department and, if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at its address set forth in the Registration Statement, Attention: General Counsel. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.
          SECTION 10. Parties at Interest. The Agreement herein set forth has been made solely for the benefit of the Manager and the Company and to the extent provided in Section 6 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Manager) shall acquire or have any right under or by virtue of this Agreement.
          SECTION 11. No Fiduciary Relationship.

     The Company acknowledges and agrees that the Manager is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, the Manager is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Manager shall have no responsibility or liability to the Company with respect thereto. Any review by the Manager of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Manager and shall not be on behalf of the Company.
          SECTION 12. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Manager with respect to the subject matter hereof.
          SECTION 13. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
          SECTION 14. Law; Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          SECTION 15. Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
          SECTION 16. Waiver of Jury Trial. The Company and the Manager hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
          SECTION 17. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
          SECTION 18. Successors and Assigns. This Agreement shall be binding upon, and inure solely to the benefit of, the Manager, the Company and, to the extent provided in Sections 6 and 7 hereof, the officers and directors of the Company and each person who controls the Company or the Manager, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Manager shall be deemed a successor or assign by reason merely of such purchase.

          SECTION 19. Disclosure of Tax Treatment. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Manager imposing any limitation of any kind.
[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding between the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company and the Manager. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours, THE HARTFORD FINANCIAL SERVICES GROUP, INC.
By:	/S/ Robert W. Paiano
Robert W. Paiano
Senior Vice President

ACCEPTED as of the date first above written

GOLDMAN, SACHS & CO.

By:	/S/ Goldman, Sachs & Co. Goldman, Sachs & Co.
Equity Distribution Agreement — Signature Page

[Exhibits Omitted]

1

Schedule A
PERMITTED FREE WRITING PROSPECTUSES
Free Writing Prospectus filed on June 12, 2009
Schedule B
INCORPORATED DOCUMENTS
Two Form 8-Ks filed on June 12, 2009

A-2